UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2025
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers
Transition in President and Chief Executive Role

On January 24, 2025, the Board of Directors of Telephone and Data Systems, Inc. (TDS) appointed Walter C. D. Carlson as President and Chief Executive Officer of TDS effective February 1, 2025. He will succeed LeRoy T. Carlson, Jr. in that position and LeRoy T. Carlson, Jr. will assume a newly created Vice Chair position. A copy of the press release announcing this transition is attached hereto as Exhibit 99.1.

Walter C. D. Carlson, 71, has been a member of the Board of Directors of TDS since 1981, has served as the non-executive Chair since 2002 and is the Chair of the Board’s Corporate Governance and Nominating Committee.

Mr. Carlson is also a trustee of The Voting Trust under Agreement dated June 30, 1989, as amended (the "TDS Voting Trust"), which as of December 31, 2024, held 7,206,297 TDS Series A Common Shares, representing approximately 95.6% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all eight of the directors who can be elected by the holders of Series A Common Shares based on a Board size of twelve directors and has approximately 54.2% of the voting power with respect to matters other than the election of directors. The TDS Voting Trust also held 6,298,354 TDS Common Shares as of December 31, 2024, representing approximately 5.9% of the TDS Common Shares. By reason of such holding, the TDS Voting Trust has approximately 5.9% of the voting power with respect to the election of the four directors who can be elected by the holders of Common Shares based on a Board size of twelve directors.

Walter C. D. Carlson is the brother of LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D., a Trustee of the TDS Voting Trust, and Prudence E. Carlson, a Trustee of the TDS Voting Trust, each of whom is a member of the Board of Directors of TDS.

Mr. Carlson is also a member of the Board of Director of United States Cellular Corporation (UScellular), a majority-owned subsidiary of TDS, serving in such capacity since 1989.

Mr. Carlson has been Senior Counsel of the law firm Sidley Austin LLP (Sidley) since 2023 and prior to that was a partner for more than five years. Mr. Carlson has resigned from Sidley effective January 31, 2025. Sidley performs legal services for TDS, UScellular and their subsidiaries. Mr. Carlson does not provide legal services to TDS, UScellular or their subsidiaries. John P. Kelsh, the General Counsel and/or an Assistant Secretary of TDS and certain subsidiaries of TDS, is a partner at Sidley. TDS, UScellular and their subsidiaries incurred legal expenses from Sidley of approximately $19 million in 2024.

Prior to the effective date of his appointment as President and Chief Executive Officer of TDS, Walter C. D. Carlson has participated in TDS’ Compensation Plan for Non-Employee Directors, as well as UScellular’s Compensation Plan for Non-Employee Directors, as described under the heading “Executive and Director Compensation – Narrative Disclosure to Director Compensation Table” of TDS’ Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2024 and under the heading “Executive and Director Compensation – Narrative Disclosure to Director Compensation Table” of UScellular’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2024. Mr. Carlson will cease participation in these plans effective February 1, 2025.

Compensation for Walter C. D. Carlson as President and Chief Executive Officer

While serving as TDS’ President and Chief Executive Officer, Mr. Walter C. D. Carlson will be entitled to (i) an annual base salary of $850,000, (ii) eligibility for an annual cash bonus, with a 2025 target bonus opportunity equal to 115% of annual base salary, with the actual bonus amount to be determined by the Compensation and Human Resources Committee of the Board of Directors of TDS (the “Compensation Committee”) in its discretion considering individual and TDS performance and other factors, (iii) eligibility to participate in TDS’ Long-Term Incentive Plan, with a 2025 long-term incentive target opportunity equal to $3,000,000, subject to the discretion of the Compensation Committee, and anticipated to be delivered 60% in performance share units and 40% in restricted stock units, and subject to the same vesting schedules as TDS’ 2025 annual grants of long-term incentive awards to TDS’ other executive officers, and (iv) participate in TDS benefit plans and programs on the same basis as the other executive officers of TDS.

Compensation for LeRoy T. Carlson, Jr. as Vice Chair

While serving as TDS’ Vice Chair, Mr. LeRoy T. Carlson, Jr. will be entitled to (i) an annual base salary of $700,000, (ii) continued eligibility for an annual cash bonus, with a 2025 target bonus opportunity equal to 80% of annual base salary, with the actual bonus amount to be determined by the Compensation Committee in its discretion considering individual and TDS performance and other factors, (iii) continued eligibility to participate in TDS’ Long-Term Incentive Plan, with a 2025 long-term incentive target opportunity equal to $1,250,000, subject to the discretion of the Compensation Committee, and anticipated to be delivered 60% in performance share units and 40% in restricted stock units, and subject to the same vesting schedules as TDS’ 2025 annual grants of long-term incentive awards to TDS’ other executive officers, and (iv) continued participation in TDS benefit plans and programs on the same basis as the other executive officers of TDS.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 24, 2025, the Board of Directors of TDS adopted an amendment (the “Amendment”) to the Bylaws of TDS, as amended and restated as of December 13, 2024, which became effective immediately. The Amendment to Section 2.19 provides that the Chair of the Board of Directors may, but need not be, an officer or employee of the company.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Bylaws, as Amended January 24, 2025.

99.1	Press Release Dated January 27, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date:	January 27, 2025	By:	/s/ Vicki L. Villacrez
Vicki L. Villacrez
Executive Vice President and Chief Financial Officer